UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

ActivIdentity Corporation

(Exact Name of Registrant as Specified in its charter)

Delaware	001-34137	45-0485038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2009 Annual Meeting of Stockholders was held on March 24, 2010.  The following proposals were submitted to a vote of the stockholders and were approved:

Proposal No. 1 — Election of Directors

The stockholders elected seven individuals to the Board of Directors as set forth below:

	Votes	Votes
	For	Withheld
Brad Boston	25,195,980	1,236,972
Robert Brandewie	25,299,307	1,133,645
Grant Evans	25,010,108	1,422,844
James Frankola	25,242,277	1,190,675
Steven Humphreys	24,432,839	2,000,113
James E. Ousley	15,427,325	11,005,627
David B. Wright	25,164,887	1,268,065

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accountants

The stockholders voted to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2010, as set forth below:

Votes for	32,327,446
Votes Withheld	14,137
Abstentions	7,923
Broker Non-Votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2010

ActivIdentity Corporation

	By:	/s/ Jacques Kerrest
Jacques Kerrest,
Chief Financial Officer
Chief Operating Officer